SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                  March 5, 1998
               (Date of Report - Date of earliest event reported)


                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-3939                      73-0311467
  (State of               (Commission File Number)            (IRS Employer
Incorporation)                                              Identification No.)


         Kerr-McGee Center
         Oklahoma City, Oklahoma                               73125
(Address of principal executive offices)                     (Zip Code)


                                 (405) 270-1313
                         (Registrant's telephone number)


Item 5.        Other Events

        Kerr-McGee Chemical LLC signed an agreement in principle to sell its forest products operations. The agreement in principle covers marketing and operations at the company's six crosstie-treating plants.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)    Exhibits

              99.1 News Release dated March 5, 1998, announcing Kerr-McGee signs an agreement in principle to sell its forest products operations.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                            By:    (Deborah A. Kitchens)
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated:     March 12, 1998